Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Homeland Resources Ltd. (the “Company”) on Form 10-K for the year ending July 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul D. Maniscalco Chief Operating Officer and Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Paul D. Maniscalco
Paul D. Maniscalco Chief Operating Officer and Chief Financial Officer (Principal Accounting Officer)
Date: October 29, 2013